UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2014

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

805-369-5200
(Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the shareholder meeting held February 19, 2014, 99.9 percent of Heritage Oaks Bancorp shareholders voting in person or by proxy at the meeting voted to approve the merger transaction.

Total Shares Outstanding	25,387,780
Total Shares Voted	17,698,326
Total Shares In Favor of Merger	17,681,048
Total Shares Against Merger	11,158
Total Shares Abstained From Voting	6,120

Item 8.01. Other Events.

Heritage Oaks Bancorp has received all necessary regulatory approvals to complete its acquisition of Mission Community Bancorp and to merge the two companies' subsidiaries, Heritage Oaks Bank and Mission Community Bank. The Company issued a press release today announcing that the merger will close on February 28, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp
Date: February 20, 2014	By: /s/ WILLIAM RAVER William Raver Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release Dated February 20, 2014